UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 28, 2006

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

Texas                                   1-6402-1                74-1488375
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(State or other jurisdiction of       (Commission              (IRS Employer
  incorporation)                      File Number)           Identification No.)

     1929 Allen Parkway, Houston, TX                         77019
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   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (713) 522-5141

                                 Not Applicable
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                (Former name or former address, if changed since
                                 last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
        240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13.e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 28, 2006, Service Corporation International ("SCI") completed its acquisition of Alderwoods Group, Inc. ("Alderwoods"). Pursuant to the Agreement and Plan of Merger, by and among Alderwoods, SCI and Coronado Acquisition Corporation, a wholly owned subsidiary of SCI ("Merger Sub"), dated as of April 2, 2006 (the "Merger Agreement"), Merger Sub merged with and into Alderwoods and Alderwoods became a wholly owned subsidiary of SCI (the "Merger").

At the effective time of the Merger, all of the outstanding shares of Alderwoods common stock and restricted stock units were converted into the right to receive $20.00 per share in cash, without interest. Each outstanding option or warrant to purchase Alderwoods common stock was converted into the right to receive, for each share of common stock issuable upon exercise of such option or warrant, cash in the amount of the excess, if any, of $20.00 over the exercise price per share of such option or warrant. The aggregate equity consideration payable as a result of the Merger was approximately $809 million.

As a result of the acquisition, Alderwoods ceased to be publicly traded and, accordingly, will no longer be listed on The Nasdaq Stock Market, Inc.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 28, 2006, pursuant to a Purchase Agreement dated as of November 28, 2006 (the "Purchase Agreement") among SCI and the initial purchasers named in
Schedule 1 thereto (collectively, the "Purchasers"), SCI sold $200 million aggregate principal amount of unsecured senior notes, consisting of $50 million of Floating Rate Series A Senior Notes due 2011 (the "Series A Notes") and $150 million of Floating Rate Series B Senior Notes due 2011 (the "Series B Notes" and, together with the Series A Notes, the "Notes") to the Purchasers (the "Offering"). The Notes rank equally with SCI's new Credit Agreement discussed below and are unconditionally guaranteed by each of SCI's existing and subsequently acquired or organized domestic subsidiaries and, in certain circumstances, SCI's foreign subsidiaries. Interest on the Notes will accrue at the rate of LIBOR plus 2.00% and will be payable quarterly in arrears. The Series A Notes may be prepaid, in whole or in part, at any time without any premium or penalty, other than customary LIBOR "breakage" costs. The Series B Notes may be prepaid on the same terms after the first anniversary of the issuance thereof. The Purchase Agreement evidencing the Notes contains customary affirmative and negative covenants, and also requires SCI to maintain a maximum total leverage ratio and a minimum interest coverage ratio. The Purchase Agreement also specifies certain customary events of default. A copy of the Purchase Agreement is filed as Exhibit 4.1 to this report and is incorporated herein by reference. The Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

In addition, on November 28, 2006, SCI entered into a Credit Agreement, by and among SCI, the Lenders specified therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and the Bank of Nova Scotia, as Syndication Agents for the Revolving Loans, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Bookrunners and Joint Lead Arrangers for the Revolving Loans and J.P. Morgan Securities Inc. and Merrill Lynch Capital Corporation, as Joint Bookrunners and Joint Lead Arrangers for the Term Loan (the "Credit Agreement"). Pursuant to the Credit Agreement, SCI borrowed an aggregate of $150 million of term loans due November 28, 2009 (the "Borrowing"). Borrowings under the Credit Agreement bear interest at a rate equal to, at SCI's


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option, either (a) a LIBOR rate adjusted for certain additional costs, plus an applicable margin (initially 2.00%) or (b) a base rate determined by reference to the higher of (1) the prime rate of JPMorgan Chase Bank, N.A. and (2) the federal funds rate plus 1/2 of 1%, plus an applicable margin (initially 1.00%). The applicable margin for borrowings under the Credit Agreement may be reduced subject to SCI attaining certain leverage ratios. In addition to paying interest on outstanding principal under the Revolving Credit Agreement, SCI will pay a commitment fee (initially 0.50% per annum) in respect of the average daily unutilized commitments thereunder. With respect to outstanding letters of credit, SCI will pay customary fees equal to the applicable margin for LIBOR borrowings under the Revolving Credit Agreement, plus fronting fees of 0.125% per annum. SCI is required to prepay outstanding term loans, subject to certain exceptions, with 50% of annual excess cash flow (as defined in the Credit Agreement) and 100% of the net cash proceeds of non-ordinary course asset sales and equity issuances. SCI may voluntarily prepay outstanding term loans at any time, in whole or in part, subject to a prepayment premium (initially 0.5%) and customary LIBOR "breakage" costs. All obligations under the Credit Agreement are unconditionally guaranteed to the same extent contemplated by the Purchase Agreement for the Notes. The Credit Agreement contains customary affirmative and negative covenants and events of default that are substantially identical to the covenants and events of default in the Purchase Agreement for the Notes. A copy of the Credit Agreement is filed as Exhibit 4.2 to this report and is incorporated herein by reference.

SCI is using the net proceeds from the Offering and the Borrowing, together with available cash and other financings, to consummate the acquisition of Alderwoods and refinance certain other indebtedness.

ITEM 8.01.  OTHER EVENTS.

On November 28, 2006, SCI issued a press release disclosing certain of the events set forth in Items 2.01 and 2.03 of this report. The information contained in this Item 8.01 is qualified in its entirety by the press release, which is filed as exhibit 99.1 to this report and incorporated herein by reference.



ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial report on Form 8-K must be filed.

(d) Exhibits.

EXHIBIT NO.          DESCRIPTION OF EXHIBIT

2.1 Certificate of Merger of Alderwoods Group, Inc., dated November 28, 2006, merging Coronado Acquisition Corporation with and into Alderwoods Group, Inc.

4.1 Note Purchase Agreement, dated November 28, 2006 among Service Corporation International and Purchasers identified therein.


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4.2                  Credit Agreement, dated November 28, 2006 among Service
                     Corporation International, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1                 Service Corporation International press release, dated
                     November 28, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SERVICE CORPORATION INTERNATIONAL
Date:  November 28, 2006
                                      By:  /s/ James M. Shelger
                                           ----------------------
                                      Name:  James M. Shelger
                                      Title: Senior Vice President, General
                                             Counsel and Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION OF EXHIBIT

2.1 Certificate of Merger of Alderwoods Group, Inc., dated November 28, 2006, merging Coronado Acquisition Corporation with and into Alderwoods Group, Inc.

4.1 Note Purchase Agreement, dated November 28, 2006 among Service Corporation International and Purchasers identified therein.

4.2 Credit Agreement, dated November 28, 2006 among Service Corporation International, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.


99.1                 Service Corporation International press release, dated
                     November 28, 2006.